UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2018 (April 27, 2018)

NATIONAL ENERGY SERVICES REUNITED CORP.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38091	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Post Oak Blvd., Suite 730 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 925-3777

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, NATIONAL ENERGY SERVICES REUNITED CORP. (“NESR” OR THE “COMPANY”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING NESR’S SECURITIES, IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION TRANSACTIONS WITH GULF ENERGY SAOC (“GES”) AND NATIONAL PETROLEUM SERVICES (“NPS”), AS DESCRIBED HEREIN.

IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION, ON FEBRUARY 14, 2018, NESR FILED A PRELIMINARY PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), AND ON EACH OF APRIL 2, 2018 AND APRIL 23, 2018, NESR FILED AN AMENDMENT TO THE PRELIMINARY PROXY STATEMENT. STOCKHOLDERS OF NESR AND OTHER INTERESTED PERSONS ARE ADVISED TO READ NESR’S PRELIMINARY PROXY STATEMENT AND AMENDMENTS THERETO, AND WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT TO BE FILED WITH THE SEC IN CONNECTION WITH NESR’S SOLICITATION OF PROXIES FOR THE MEETING OF STOCKHOLDERS TO BE HELD TO APPROVE THE PROPOSED BUSINESS COMBINATION TRANSACTIONS, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ NESR’S REGISTRATION STATEMENT (FILE NO. 333-217006). WHEN AVAILABLE, NESR’S DEFINITIVE PROXY STATEMENT WILL BE DELIVERED TO SECURITY HOLDERS OF NESR AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE TRANSACTIONS DESCRIBED IN THIS REPORT. SECURITY HOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF SUCH DOCUMENTS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: NESR HOLDING COMPANY, 777 POST OAK BLVD., SUITE 730, HOUSTON, TEXAS 77056. THESE DOCUMENTS, ONCE AVAILABLE, AND NESR’S REGISTRATION STATEMENT CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (HTTP://WWW.SEC.GOV).

PARTICIPANTS IN THE SOLICITATION

NESR AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND OTHER PERSONS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATIONS OF PROXIES FROM NESR’S SHAREHOLDERS IN RESPECT OF THE PROPOSED BUSINESS COMBINATION TRANSACTIONS. INFORMATION REGARDING NESR’S DIRECTORS AND EXECUTIVE OFFICERS AND OTHER PARTICIPANTS IN THE PROXY SOLICITATION AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS ARE CONTAINED IN THE PRELIMINARY PROXY STATEMENT AND WILL BE CONTAINED IN ANY AMENDMENTS THERETO AND, WHEN AVAILBLE, THE DEFINITIVE PROXY STATEMENT RELATING TO THE TRANSACTIONS WITH GES AND NPS. WHEN AVAILABLE, SUCH DOCUMENTS CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES INDICATED ABOVE.

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

THIS REPORT AND THE EXHIBIT HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED TRANSACTION AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES PURSUANT TO THE PROPOSED BUSINESS COMBINATION AND OTHER TRANSACTIONS DESCRIBED HEREIN OR OTHERWISE, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTION IN WHICH THE OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

THIS REPORT AND THE EXHIBIT HERETO INCLUDE CERTAIN STATEMENTS THAT MAY CONSTITUTE “FORWARD-LOOKING STATEMENTS” FOR PURPOSES OF THE FEDERAL SECURITIES LAWS. FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS THAT REFER TO PROJECTIONS, FORECASTS OR OTHER CHARACTERIZATIONS OF FUTURE EVENTS OR CIRCUMSTANCES, INCLUDING ANY UNDERLYING ASSUMPTIONS. THE WORDS “ANTICIPATE,” “BELIEVE,” “CONTINUE,” “COULD,” “ESTIMATE,” “EXPECT,” “INTENDS,” “MAY,” “MIGHT,” “PLAN,” “POSSIBLE,” “POTENTIAL,” “PREDICT,” “PROJECT,” “SHOULD,” “WOULD” AND SIMILAR EXPRESSIONS MAY IDENTIFY FORWARD-LOOKING STATEMENTS, BUT THE ABSENCE OF THESE WORDS DOES NOT MEAN THAT A STATEMENT IS NOT FORWARD-LOOKING. FORWARD-LOOKING STATEMENTS MAY INCLUDE, FOR EXAMPLE, STATEMENTS ABOUT: THE PARTIES’ ABILITY TO EFFECT THE BUSINESS COMBINATION; THE BENEFITS OF THE BUSINESS COMBINATION; THE FUTURE FINANCIAL PERFORMANCE OF NESR FOLLOWING THE BUSINESS COMBINATION; AND CHANGES IN GES AND NPS STRATEGY, FUTURE OPERATIONS, FINANCIAL POSITION, ESTIMATED REVENUES, AND LOSSES, PROJECTED COSTS, PROSPECTS, PLANS AND OBJECTIVES OF MANAGEMENT.

THESE FORWARD-LOOKING STATEMENTS ARE BASED ON INFORMATION AVAILABLE AS OF THE DATE HEREOF, AND CURRENT EXPECTATIONS, FORECASTS AND ASSUMPTIONS, AND INVOLVE A NUMBER OF JUDGMENTS, RISKS AND UNCERTAINTIES. ACCORDINGLY, FORWARD-LOOKING STATEMENTS SHOULD NOT BE RELIED UPON AS REPRESENTING NESR’S VIEWS AS OF ANY SUBSEQUENT DATE, AND NESR DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE THEY WERE MADE, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS MAY BE REQUIRED UNDER APPLICABLE SECURITIES LAWS. YOU SHOULD NOT PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS. AS A RESULT OF A NUMBER OF KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, NESR’S ACTUAL RESULTS OR PERFORMANCE MAY BE MATERIALLY DIFFERENT FROM THOSE EXPRESSED OR IMPLIED BY THESE FORWARD-LOOKING STATEMENTS. SOME FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER INCLUDE: (I) THE OCCURRENCE OF ANY EVENT, CHANGE OR OTHER CIRCUMSTANCES THAT COULD DELAY THE BUSINESS COMBINATION OR GIVE RISE TO THE TERMINATION OF THE DEFINITIVE AGREEMENTS RELATING TO THE BUSINESS COMBINATION; (II) THE OUTCOME OF ANY LEGAL PROCEEDINGS THAT MAY BE INSTITUTED AGAINST NESR FOLLOWING ANNOUNCEMENT OF THE BUSINESS COMBINATION; (III) THE INABILITY TO COMPLETE THE BUSINESS COMBINATION DUE TO THE FAILURE TO OBTAIN APPROVAL OF THE STOCKHOLDERS OF NESR, OR OTHER CONDITIONS TO CLOSING IN THE DEFINITIVE AGREEMENTS RELATING TO THE BUSINESS COMBINATION; (IV) THE RISK THAT THE PROPOSED BUSINESS COMBINATION DISRUPTS CURRENT PLANS AND OPERATIONS OF NESR, NPS OR GES AS A RESULT OF THE ANNOUNCEMENT AND CONSUMMATION OF THE BUSINESS COMBINATION; (V) NESR’S ABILITY TO REALIZE THE ANTICIPATED BENEFITS OF THE BUSINESS COMBINATION, WHICH MAY BE AFFECTED BY, AMONG OTHER THINGS, COMPETITION AND THE ABILITY OF NESR TO GROW AND MANAGE GROWTH PROFITABLY FOLLOWING THE BUSINESS COMBINATION; (VI) COSTS RELATED TO THE BUSINESS COMBINATION; (VII) CHANGES IN APPLICABLE LAWS OR REGULATIONS; AND (VIII) THE POSSIBILITY THAT NESR, NPS OR GES MAY BE ADVERSELY AFFECTED BY OTHER ECONOMIC, BUSINESS, AND/OR COMPETITIVE FACTORS.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS ARE CONTAINED IN NESR’S MOST RECENT FILINGS WITH THE SEC, INCLUDING THE PRELIMINARY PROXY STATEMENT FILED ON FEBRUARY 14, 2018, AS AMENDED ON APRIL 2, 2018 AND APRIL 23, 2018. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING NESR, GES AND NPS, THE TRANSACTIONS DESCRIBED HEREIN OR OTHER MATTERS AND ATTRIBUTABLE TO NESR, GES, NPS, AND GES’ AND NPS’ SHAREHOLDERS OR ANY PERSON ACTING ON THEIR BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE.

Item 1.01 Entry into a Material Definitive Agreement.

On April 27, 2018, in connection with its proposed acquisitions of Gulf Energy SAOC and National Petroleum Services (“NPS”) (such acquisitions, the “Business Combination”), National Energy Services Reunited Corp. (the “Company” or “NESR”) entered into a forward purchase agreement (the “Agreement”) with MEA Energy Investment Company 2 Ltd., a Cayman Islands company (the “Investor”).

Pursuant to the Agreement, the Company agreed to sell the Company’s ordinary shares (“Shares”) at the closing of the Business Combination to the Investor or its designees and commonly controlled affiliates, including co-investment funds controlled by Investor or its affiliates. The Company agreed to sell Shares for a total price of up to $150 million, consisting of (i) a primary placement, pursuant to which the Company agreed to sell 7,000,000 Shares at $10.00 per share for a total drawdown of $70 million; and (ii) at the Company’s election, a secondary placement, pursuant to which the Company will have the option to draw, in one or more installments, up to an additional $80 million by selling up to 7,114,906 Shares at $11.244 per share. The proceeds in the secondary placement may be taken, drawing at least $30 million on the first draw and at least $12.5 million in subsequent draws. All draw notices must be given with 3-10 business days’ advance written notice, with the applicable closing to occur on or within 3 months after the Business Combination. Such proceeds will (i) offset any capital used for shareholder redemptions; (ii) fund the cash portion of the consideration to certain shareholders of NPS and transaction expenses in connection with the Business Combination; or (iii) be used for other corporate purposes, including satisfaction of its minimum cash requirements immediately following the Business Combination.

The closing of the transactions contemplated by the Agreement are subject to the approval by NESR shareholders of the Business Combination and the issuance of any Shares in excess of 20% of NESR’s issued and outstanding ordinary shares, as well as certain standard closing conditions. The Investor has agreed to vote any Shares it owns in favor of the Business Combination.

The Company and Investor also agreed to enter into a registration rights agreement to grant the Investor certain rights to register the resale of any Shares pursuant to the Agreement after the Business Combination.

The Investor is wholly owned by Waha Capital PJSC (“Waha”). As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on November 16, 2017 (the “November 2017 8-K”), the Company entered into a Relationship Agreement with an affiliate of Waha (the “Relationship Agreement”), pursuant to which the Company agreed that Waha is entitled to nominate one person to NESR’s board of directors, so long as Waha and its affiliates continue to hold at least 50% of the total number of NESR shares acquired pursuant to the NPS Stock Purchase Agreement (as such term is defined in the November 2017 8-K). As currently contemplated, Waha intends to nominate Adnan Ghabris to serve on NESR’s board following the Business Combination. The Agreement contains a similar provision as the Relationship Agreement, entitling the Investor to nominate one person to NESR’s board for as long as it directly owns at least 7,057,453 Shares and Adnan Ghabris is not otherwise nominated to the board; provided, however, that such nominating right shall terminate if and when the Investor fails to deliver the required purchase price in any drawdown of a secondary placement.

The foregoing descriptions of the Agreement do not purport to be complete and are qualified in their entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 hereto.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the Agreement, and as described in more detail in Item 1.01 of this Current Report, the Company intends to issue up to 14,114,906 ordinary shares to the Investor. The Shares to be issued will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The disclosure set forth above in Item 1.01 of this Current Report is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit
10.1	Forward Purchase Agreement by and between National Energy Services Reunited Corp. and MEA Energy Investment 2 Ltd., dated April 27, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2018

NATIONAL ENERGY SERVICES REUNITED CORP.

By:	/s/ Sherif Foda
Name:	Sherif Foda
Title:	Chief Executive Officer